VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Non-GAAP Consolidated Statements of Operations
For the nine months ended August 3, 2014
(in thousands, except per share amounts)

	As Reported	Proforma Adjustment	Proforma	Non-GAAP Adjustment	Non-GAAP Proforma
REVENUE:
Staffing service revenue	$1,195,981	$-	$1,195,981	$(2,452)	$1,193,529
Other revenue	129,623	(45,247)	84,376	(138)	84,238
NET REVENUE	1,325,604	(45,247)	1,280,357	(2,590)	1,277,767

EXPENSES:
Direct cost of staffing services revenue	1,026,063	-	1,026,063	-	1,026,063
Cost of other revenue	111,824	(41,307)	70,517	-	70,517
Selling, administrative and other operating costs	192,378	(14,537)	177,841	-	177,841
Amortization of purchased intangible assets	754	(598)	156	-	156
Restructuring costs	2,396	(599)	1,797	-	1,797
Restatement, investigations and remediation	5,261	-	5,261	-	5,261
TOTAL EXPENSES	1,338,676	(57,041)	1,281,635	-	1,281,635

OPERATING LOSS	(13,072)	11,794	(1,278)	(2,590)	(3,868)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,449)	(1)	(2,450)	-	(2,450)
Foreign exchange gain (loss), net	(1,645)	1,268	(377)	-	(377)
Other income (expense), net	134	136	270	-	270
TOTAL OTHER INCOME (EXPENSE), NET	(3,960)	1,403	(2,557)	-	(2,557)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(17,032)	13,197	(3,835)	(2,590)	(6,425)
Income tax provision (benefit)	4,017	45	4,062	-	4,062
LOSS FROM CONTINUING OPERATIONS	(21,049)	13,152	(7,897)	(2,590)	(10,487)

LOSS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	(13,152)	(13,152)	-	(13,152)

NET LOSS	$(21,049)	$-	$(21,049)	$(2,590)	$(23,639)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(1.01)	$-	$(0.38)	$(0.12)	$(0.50)
Loss from discontinued operations	-	(0.63)	(0.63)	-	(0.63)
Net loss	$(1.01)	$(0.63)	$(1.01)	$(0.12)	$(1.13)
Weighted average number of shares	20,859	20,859	20,859	20,859	20,859
Diluted:
Loss from continuing operations	$(1.01)	$-	$(0.38)	$(0.12)	$(0.50)
Loss from discontinued operations	-	(0.63)	(0.63)	-	(0.63)
Net loss	$(1.01)	$(0.63)	$(1.01)	$(0.12)	$(1.13)
Weighted average number of shares	20,859	20,859	20,859	20,859	20,859

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Non-GAAP Consolidated Statements of Operations
For the year ended November 3, 2013
(in thousands, except per share amounts)

	As Reported	Proforma Adjustment	Proforma	Non-GAAP Adjustment	Non-GAAP
REVENUE:
Staffing service revenue	$1,899,723	$-	$1,899,723	$(6,297)	$1,893,426
Other revenue	191,214	(73,465)	117,749	-	117,749
NET REVENUE	2,090,937	(73,465)	2,017,472	(6,297)	2,011,175

EXPENSES:
Direct cost of staffing services revenue	1,634,365	-	1,634,365	-	1,634,365
Cost of other revenue	160,199	(65,680)	94,519	-	94,519
Selling, administrative and other operating costs	294,034	(24,314)	269,720	-	269,720
Amortization of purchased intangible assets	1,369	(858)	511	-	511
Restructuring costs	4,726	(3,945)	781	-	781
Restatement, investigations and remediation	24,828	-	24,828	-	24,828
TOTAL EXPENSES	2,119,521	(94,797)	2,024,724	-	2,024,724

OPERATING LOSS	(28,584)	21,332	(7,252)	(6,297)	(13,549)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,957)	(2)	(2,959)	-	(2,959)
Foreign exchange gain (loss), net	1,104	(735)	369	-	369
Other income (expense), net	31	(10)	21	-	21
TOTAL OTHER INCOME (EXPENSE), NET	(1,822)	(747)	(2,569)	-	(2,569)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(30,406)	20,585	(9,821)	(6,297)	(16,118)
Income tax provision (benefit)	469	2,231	2,700	-	2,700
LOSS FROM CONTINUING OPERATIONS	(30,875)	18,354	(12,521)	(6,297)	(18,818)

LOSS FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	(18,354)	(18,354)	-	(18,354)

NET LOSS	$(30,875)	$-	$(30,875)	$(6,297)	$(37,172)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(1.48)	$-	$(0.60)	$(0.30)	$(0.90)
Loss from discontinued operations	-	(0.88)	(0.88)	-	(0.88)
Net loss	$(1.48)	$(0.88)	$(1.48)	$(0.30)	$(1.78)
Weighted average number of shares	20,826	20,826	20,826	20,826	20,826
Diluted:
Loss from continuing operations	$(1.48)	$-	$(0.60)	$(0.30)	$(0.90)
Loss from discontinued operations	-	(0.88)	(0.88)	-	(0.88)
Net loss	$(1.48)	$(0.88)	$(1.48)	$(0.30)	$(1.78)
Weighted average number of shares	20,826	20,826	20,826	20,826	20,826

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Non-GAAP Consolidated Statements of Operations
For the year ended October 28, 2012
(in thousands, except per share amounts)

	As Reported	Proforma Adjustment	Proforma	Non-GAAP Adjustment	Non-GAAP
REVENUE:
Staffing service revenue	$2,027,601	$-	$2,027,601	$(18,359)	$2,009,242
Other revenue	218,526	(99,679)	118,847	-	118,847
NET REVENUE	2,246,127	(99,679)	2,146,448	(18,359)	2,128,089

EXPENSES:
Direct cost of staffing services revenue	1,738,933	-	1,738,933	-	1,738,933
Cost of other revenue	163,853	(68,281)	95,572	-	95,572
Selling, administrative and other operating costs	310,847	(26,897)	283,950	-	283,950
Amortization of purchased intangible assets	1,382	(859)	523	-	523
Gain on building	(4,418)	-	(4,418)	-	(4,418)
Restatement, investigations and remediation	42,906	-	42,906	-	42,906
TOTAL EXPENSES	2,253,503	(96,037)	2,157,466	-	2,157,466

OPERATING LOSS	(7,376)	(3,642)	(11,018)	(18,359)	(29,377)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(3,072)	23	(3,049)	-	(3,049)
Foreign exchange gain (loss), net	(131)	509	378	-	378
Other income (expense), net	(633)	(1)	(634)	-	(634)
TOTAL OTHER INCOME (EXPENSE), NET	(3,836)	531	(3,305)	-	(3,305)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11,212)	(3,111)	(14,323)	(18,359)	(32,682)
Income tax provision (benefit)	2,391	(689)	1,702	-	1,702
LOSS FROM CONTINUING OPERATIONS	(13,603)	(2,422)	(16,025)	(18,359)	(34,384)

INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	2,422	2,422	-	2,422

NET INCOME (LOSS)	$(13,603)	$-	$(13,603)	$(18,359)	$(31,962)

PER SHARE DATA:

Basic:
Loss from continuing operations	$(0.65)	$-	$(0.77)	$(0.88)	$(1.65)
Income from discontinued operations	-	0.12	0.12	-	0.12
Net income (loss)	$(0.65)	$0.12	$(0.65)	$(0.88)	$(1.53)
Weighted average number of shares	20,813	20,813	20,813	20,813	20,813
Diluted:
Loss from continuing operations	$(0.65)	$-	$(0.77)	$(0.88)	$(1.65)
Income from discontinued operations	-	0.12	0.12	-	0.12
Net income (loss)	$(0.65)	$0.12	$(0.65)	$(0.88)	$(1.53)
Weighted average number of shares	20,813	20,884	20,813	20,813	20,813

VOLT INFORMATION SCIENCES, INC. AND SUBSIDIARIES
Unaudited Non-GAAP Consolidated Statements of Operations
For the year ended October 30, 2011
(in thousands, except per share amounts)

	As Reported	Proforma Adjustment	Proforma	Non-GAAP Adjustment	Non-GAAP
REVENUE:
Staffing service revenue	$1,957,905	$-	$1,957,905	$16,572	$1,974,477
Other revenue	280,204	(165,349)	114,855	-	114,855
NET REVENUE	2,238,109	(165,349)	2,072,760	16,572	2,089,332

EXPENSES:
Direct cost of staffing services revenue	1,698,711	-	1,698,711	-	1,698,711
Cost of other revenue	166,211	(76,022)	90,189	-	90,189
Selling, administrative and other operating costs	302,882	(28,835)	274,047	-	274,047
Amortization of purchased intangible assets	1,347	(855)	492	-	492
Restatement, investigations and remediation	49,193	-	49,193	-	49,193
TOTAL EXPENSES	2,218,344	(105,712)	2,112,632	-	2,112,632

OPERATING INCOME (LOSS)	19,765	(59,637)	(39,872)	16,572	(23,300)

OTHER INCOME (EXPENSE), NET
Interest income (expense), net	(2,889)	(4)	(2,893)	-	(2,893)
Foreign exchange gain (loss), net	(569)	306	(263)	-	(263)
Other income (expense), net	(1,026)	9	(1,017)	-	(1,017)
TOTAL OTHER INCOME (EXPENSE), NET	(4,484)	311	(4,173)	-	(4,173)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15,281	(59,326)	(44,045)	16,572	(27,473)
Income tax provision (benefit)	(348)	(15,135)	(15,483)	-	(15,483)
INCOME (LOSS) FROM CONTINUING OPERATIONS	15,629	(44,191)	(28,562)	16,572	(11,990)

INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES	-	44,191	44,191	-	44,191

NET INCOME	$15,629	$-	$15,629	$16,572	$32,201

PER SHARE DATA:

Basic:
Income (loss) from continuing operations	$0.75	$-	$(1.37)	$0.80	$(0.57)
Income from discontinued operations	-	2.12	2.12	-	2.12
Net income	$0.75	$2.12	$0.75	$0.80	$1.55
Weighted average number of shares	20,813	20,813	20,813	20,813	20,813
Diluted:
Income (loss) from continuing operations	$0.75	$-	$(1.36)	$0.79	$(0.57)
Income from discontinued operations	-	2.11	2.11	-	2.11
Net income	$0.75	$2.11	$0.75	$0.79	$1.54
Weighted average number of shares	20,896	20,896	20,896	20,896	20,896